March 3, 2020

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended December 31, 2019 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account B invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact John Domaschko at 513.412.1401.

Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725, 333-51971 and 333-51955

1940 Act No.
811-07452	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Capital Appreciation Fund/VA—Series I Shares
Invesco Oppenheimer V.I. Conservative Balanced Fund/VA— Series I Shares
Invesco Oppenheimer V.I. Main Street Fund®/VA— Series I Shares
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Comstock Fund—Series I Shares
Invesco V.I. Core Equity Fund—Series I Shares
Invesco V.I. Diversified Dividend Fund—Series I Shares
Invesco V.I. Health Care Fund—Series I Shares
Invesco V.I. High Yield Fund—Series I Shares
Invesco V.I. Mid Cap Growth Fund—Series I Shares
Invesco V.I. Small Cap Equity Fund—Series I Shares
811-21987	ALPS Variable Investment Trust
Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares
Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares
Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares
Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares
811-05188	American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund—Class I Shares
VP Large Company Value Fund—Class I Shares
VP Mid Cap Value Fund—Class I Shares
VP Ultra® Fund—Class I Shares
811-08673	BNY Mellon Investment Portfolios
MidCap Stock Portfolio—Service Shares
Technology Growth Portfolio—Initial Shares
811-05719	BNY Mellon Stock Index Fund, Inc.—Initial Shares
811-07044	The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Initial Shares
811-05125	BNY Mellon Variable Investment Fund
Appreciation Portfolio—Initial Shares
Government Money Market Portfolio
Growth and Income Portfolio—Initial Shares
Opportunistic Small Cap Portfolio—Initial Shares
811-09237	Calamos Advisors Trust
Calamos Growth and Income Portfolio (closed)
811-09293	Davis Variable Account Fund, Inc.
Davis Value Portfolio (closed)
811-07507	Deutsche DWS Investments VIT Funds
DWS Small Cap Index VIP—Class A Shares
811-05583	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund—Class 2 Shares
811-07736	Janus Aspen Series
Janus Henderson VIT Balanced Portfolio—Institutional Shares
Janus Henderson VIT Enterprise Portfolio—Institutional Shares
Janus Henderson VIT Forty Portfolio—Institutional Shares
Janus Henderson VIT Global Research Portfolio—Institutional Shares (closed)
Janus Henderson VIT Overseas Portfolio—Institutional Shares
Janus Henderson VIT Research Portfolio—Institutional Shares
811-07607	Morgan Stanley Variable Insurance Fund, Inc.
Core Plus Fixed Income Portfolio—Class I Shares
Discovery Portfolio—Class I Shares
U.S. Real Estate Portfolio—Class I Shares
811-08399	PIMCO Variable Insurance Trust
PIMCO Real Return Portfolio—Administrative Class
PIMCO Total Return Portfolio—Administrative Class
811-08228	The Timothy Plan
Timothy Plan Conservative Growth Variable Series (closed)
Timothy Plan Strategic Growth Variable Series (closed)
811-07917	Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund